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                                                                   Exhibit 10.67

Larkspur Landing Shopping Center

                                   ASSIGNMENT

     This Assignment is made as of the 14th day of January 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN LARKSPUR, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under the terms of a Purchase and Sale Agreement dated as of December 12, 2003, as amended and entered into by Larkspur Landing, LLC, a Delaware limited liability company, as Seller, and Assignor, as Buyer (collectively, the "Agreement").

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                             ASSIGNOR:

                             INLAND REAL ESTATE ACQUISITIONS, INC.
                             an Illinois corporation

                             By: /s/ Lou Quilici
                                ------------------------------
                             Name:  LOU QUILICI
                                   ---------------------------
                             As Its: SR V P
                                    --------------------------


                             ASSIGNEE:

                             INLAND WESTERN LARKSPUR, L.L.C.,
                             a Delaware limited liability company

                             By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                             By: /s/ [ILLEGIBLE]
                                ------------------------------
                             Name:  [ILLEGIBLE]
                                   ---------------------------
                             As Its: Authorised Agent
                                    --------------------------